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                                                                      EXHIBIT 21



                        Tritel PCS, Inc. Subsidiaries*
                        -----------------------------


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        Subsidiary                                   State of Formation
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  Tritel Communications, Inc.                                DE
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  Tritel Finance, Inc.                                       DE
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  Tritel C/F Holding Corp.                                   DE
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  Tritel A/B Holding Corp.                                   DE
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  NexCom, Inc.                                               DE
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  ClearCall, Inc.                                            DE
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  Global PCS, Inc.                                           DE
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  ClearWave, Inc.                                            DE
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  DigiNet PCS, Inc.                                          DE
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  Tritel License - Alabama, Inc.                             DE
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  AirCom PCS, Inc.                                           AL
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  QuinCom, Inc.                                              AL
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  DigiCom, Inc.                                              DE
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  DigiCall, Inc.                                             DE
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  Tritel License -- Florida, Inc.                            DE
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  Tritel License -- Georgia, Inc.                            DE
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* Tritel PCS, Inc. is the only subsidiary of Tritel, Inc.